UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 27, 2005
NNN 2003 Value Fund, LLC
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-51295 (Commission File Number)	20-122092 (IRS Employer Identification No.)
1551 N. Tustin Avenue
Suite 200
Santa Ana, California 92705
(Address of principal executive offices) (Zip Code)
(877) 888-7348
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
SIGNATURES

INFORMATION TO BE INCLUDED IN THE REPORT
We previously filed a Current Report on Form 8-K on January 4, 2006, or the Form 8-K, reporting our acquisition of the 3500 Maple Avenue property located in Dallas, Texas, as described in such Form 8-K. This amendment on Form 8-K/A hereby amends the Form 8-K to provide the required pro forma financial information required by Item 9.01.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
INDEX

		Page No.

I.	Report of Independent Registered Public Accounting Firm	3

II.	Statements of Revenues and Certain Expenses for the period from January 1, 2005 to December 27, 2005 (unaudited) and the year ended December 31, 2004	4

III.	Notes to Statements of Revenues and Certain Expenses	5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Members
NNN 2003 Value Fund, LLC
We have audited the accompanying statement of revenues and certain expenses of 3500 Maple Avenue Property (the “Property”) for the year ended December 31, 2004. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. The Property is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion.
     An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and certain expenses presentation. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses. It is not intended to be a complete presentation of the Property’s revenues and expenses.
     In our opinion, such statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as described in Note 1, of the Property for the year ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.
/s/ Squar, Milner, Reehl & Williamson, LLP
March 7, 2006

3500 MAPLE AVENUE PROPERTY
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the period from January 1, 2005 to December 27, 2005 (unaudited)
And the Year Ended December 31, 2004

	Period from
	January 1, 2005
	through
	December 27, 2005	Year Ended
	(date of acquisition)	December 31, 2004
REVENUES
Rental income	$4,762,000	$4,192,000
Tenant reimbursement	955,000	573,000
Other income	330,000	170,000

Total Revenues	6,047,000	4,935,000

CERTAIN EXPENSES
Grounds maintenance	86,000	80,000
Building maintenance	1,120,000	1,078,000
Real estate taxes	1,015,000	938,000
Electricity, water and gas utilities	1,004,000	797,000
Management fees	111,000	99,000
Insurance	69,000	109,000
General and administrative	664,000	567,000

Total Certain Expenses	4,069,000	3,668,000

REVENUES IN EXCESS OF CERTAIN EXPENSES	$1,978,000	$1,267,000

The accompanying notes are an integral part of the statements of revenues and certain expenses.

3500 MAPLE AVENUE PROPERTY
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the period from January 1, 2005 to December 27, 2005 (unaudited)
And the Year Ended December 31, 2004
1. BASIS OF PRESENTATION
On December 27, 2005, NNN 2003 Value Fund, LLC, completed the purchase of a 99% interest in 3500 Maple, or the Property, through our wholly owned subsidiary, NNN 3500 Maple VF 2003, LLC, a Delaware limited liability company. Our affiliate, NNN 3500 Maple, LLC, purchased the remaining 1% interest. The total purchase price was $66,500,000. The purchase was financed with: (i) a first mortgage loan from Wachovia Bank, National Association of $47,000,000 due in ten years with an effective fixed interest rate of 5.77%, requiring interest-only payments for five years and a 30-year amortization period thereafter; and (ii) a mezzanine loan from Wachovia Bank, National Association of $11,320,000 due in ten years with a floating interest rate of 500 basis points over the 30 day LIBOR for 120 days and a floating interest rate of 1,000 basis points over the 30-day LIBOR thereafter. The Property was purchased and immediately considered to be held for sale and classified as such on the financial statements of NNN 2003 Value Fund, LLC.
The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the Property for the period from January 1, 2005 to December 27, 2005 (unaudited) and the year ended December 31, 2004 due to the exclusion of certain expenses, including interest, depreciation and amortization expense, which may not be comparable to the proposed future operations of the Property.
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES
Revenue Recognition
All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized in the period that the expenses are incurred.
Use of Estimates
Our Manager has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting periods to prepare the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

3500 MAPLE AVENUE PROPERTY
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the period from January 1, 2005 to December 27, 2005 (unaudited)
And the Year Ended December 31, 2004
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Unaudited Interim Information
The statement of revenues and certain expenses for the period from January 1, 2005 through December 27, 2005 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.
3. MINIMUM FUTURE LEASE RENTAL
The Property has entered into various lease agreements with tenants that expire at various dates through 2015 and are subject to scheduled fixed increases in base rent. As of December 31, 2004, the minimum future cash rents receivable under the non-cancelable operating lease in each of the next five years and thereafter are as follows:

Year Ended December 31,
2005	$5,986,000
2006	5,201,000
2007	5,250,000
2008	4,375,000
2009	4,291,000
Thereafter	15,369,000

Total	$40,472,000

The leases also require reimbursement of the tenant’s proportional share of common area, real estate taxes and other operating expenses, which are not included in the amounts above.
4. TENANT CONCENTRATION
For the period from January 1, 2005 through December 27, 2005 (unaudited), the Property had three tenants that accounted for 10% or more of annual rental income approximated as follows:

	Date of Lease	Aggregate Annual	% Aggregate Annual
Tenant Name	Expiration	Rental Income	Rental Income
Heritage Capital Corporation	6/30/15	$1,575,000	24%
Hanson Aggregates	11/30/07	$1,053,000	16%
KPLX Limited Partnership	6/30/11	$788,000	12%
If any of these tenants were to default on their leases, future revenue of the Property would be materially and adversely impacted.

3500 MAPLE AVENUE PROPERTY
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the period from January 1, 2005 to December 27, 2005 (unaudited)
And the Year Ended December 31, 2004
4. TENANT CONCENTRATION (continued)
For the year ended December 31, 2004, the Property had four tenants that accounted for 10% or more of annual rental income.

	Date of Lease	Aggregate Annual	% Aggregate Annual
Tenant Name	Expiration	Rental Income	Rental Income
Heritage Capital Corporation	6/30/15	$1,126,000	20%
Hanson Aggregates	11/30/07	$919,000	16%
Katz Communications	3/31/15	$775,000	14%
KPLX Limited Partnership	6/30/11	$769,000	14%
If any of these tenants were to default on their leases, future revenue of the Property would be materially and adversely impacted.
The Property is located in Dallas, Texas; accordingly, there is a geographic concentration of risk subject to fluctuations in the local economy. Additionally, the Property’s operations are dependent upon the real estate industry, which is historically subject to fluctuations in the local, regional and national economies.
5. COMMITMENTS AND CONTINGENCIES
Litigation
The Property is subject to legal claims in the ordinary course of business as a property owner. Our Manager believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.
Environmental Matters
In connection with the ownership and operation of the real estate property, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and our Manager is not aware of any other environmental condition that they believe will have a material adverse effect on the Property’s results of operations.

3500 MAPLE AVENUE PROPERTY
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the period from January 1, 2005 to December 27, 2005 (unaudited)
And the Year Ended December 31, 2004
Environmental Matters (continued)
The Property’s management follows the policy of monitoring the Property for the presence of hazardous or toxic substances. While there can be no assurance that a material environmental liability does not exist, the Property’s management are not currently aware of any environmental liability with respect to the Property that would have a material effect on its financial condition, results of operations and cash flows. Further, the Property’s management its not aware of any environmental liability or any unasserted claim or assessment with respect to an environmental liability that management believes would require additional disclosure or the recording of a loss contingency.
Other Matters
Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of the Property’s management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.
6. RELATED PARTY TRANSACTIONS
At the time of acquisition, a 99% interest was acquired by NNN 2003 Value Fund, LLC, and a 1% interest in the Property was acquired by an affiliate of NNN 2003 Value Fund, LLC.
7. SUBSEQUENT EVENT
On February 10, 2006, a 14% interest in the Property was sold to tenants-in-common, or TICs, for approximately $9,381,000. NNN 2003 Value Fund, LLC is in the process of arranging the sale of the remainder of the Property to other TICs.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC
Date: March 13, 2006	By:	/s/ Richard T. Hutton, Jr.
Richard T. Hutton, Jr.
Chief Executive Officer